Exhibit 12.1

CERTIFICATION BY
CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Russell C. Ellwanger, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 20-F of Tower Semiconductor Ltd.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

November 17, 2014

/s/ Russell C. Ellwanger
Russell C. Ellwanger
Chief Executive Officer